UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 23, 1996


                            CONSOLIDATED HYDRO, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


   Not Yet Issued                                      06-1138478
   (Commission                                       (IRS Employer
   File Number)                                      Identification
                                                     No.)

680 Washington Boulevard, Stamford, Connecticut          06901
      (Address of principal executive offices)         (Zip code)

        Registrant's telephone number, including area code (203) 425-8850


                                      N.A.
          (Former name or former address, if changed since last report)





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Item 1.  Changes in Control of Registrant

     NONE


Item 2.  Acquisition or Disposition of Assets

         On December 23, 1996, Consolidated Hydro, Inc., a Delaware corporation (the "Company" or "CHI"), through its wholly owned subsidiary, CHI Universal, Inc., a Delaware corporation ("CHI Universal"), sold Consolidated Hydro Maine, Inc., a Delaware corporation ("CHI Maine"), to Ridgewood Maine Hydro Partners, L.P., a Delaware limited partnership (the "Partnership"). CHI Maine owned and operated 14 hydroelectric projects located in the State of Maine with an aggregate capacity of 11.32 megawatts (the "Projects"). The sale was made pursuant to an Agreement to Merger dated as of July 1, 1996 (the "Merger Agreement"), by and among CHI Maine, CHI Universal, CHI Ridgewood Maine Hydro Corporation and the Partnership, a copy of which has been filed as an exhibit to, and is incorporated by reference into, this Current Report on Form 8-K.

         On the Closing Date (as defined in the Merger Agreement), all of the issued and outstanding capital stock of CHI Maine was sold to the Partnership for cash. The total proceeds from the sale aggregated approximately $12.8 million, and the Partnership assumed a long-term lease obligation of approximately $1.2 million related to one of the Projects.

         Under a separate agreement with the Partnership, CHI will continue to operate and maintain the Projects and provide certain administrative services to the Partnership for an initial period of up to 15 years.


Item 3.  Bankruptcy or Receivership

     NONE


Item 4.  Changes in Registrant's Certifying Accountant

     NONE


Item 5.  Other Events

     NONE


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Item 6.  Resignations of Registrant's Directors

     NONE


Item 7.  Financial Statements and Exhibits

         (a)      Financial statement of businesses acquired

                  NONE

         (b)      Pro forma financial information

                  It is impracticable to provide the required pro forma financial statements for the disposition of the business referenced in Item 2 above at this time. The required statements will be filed in an amendment to this report as soon as practicable, but not later than sixty (60) days after the date this report must be filed.

         (c)      Exhibits

         (1) Agreement of Merger, dated as of July 1, 1996, by and among Consolidated Hydro Maine, Inc., CHI Universal, Inc., Consolidated Hydro, Inc., Ridgewood Maine Hydro Corporation and Ridgewood Maine Hydro Partners, L.P.

         (2) Letter Agreement, dated November 15, 1996, amending Agreement of Merger, dated as of July 1, 1996, by and among Consolidated Hydro Maine, Inc., CHI Universal, Inc., Consolidated Hydro, Inc., Ridgewood Maine Hydro Corporation and Ridgewood Maine Hydro Partners, L.P.

         (3) Letter Agreement, dated December 3, 1996, amending Agreement of Merger, dated as of July 1, 1996, by and among Consolidated Hydro Maine, Inc., CHI Universal, Inc., Consolidated Hydro, Inc., Ridgewood Maine Hydro Corporation and Ridgewood Maine Hydro Partners, L.P.


Item 8.  Change in Fiscal Year

     NONE

Item 9.  Sales of Equity Securities Pursuant to Regulation S

     NONE


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      January 7, 1997      CONSOLIDATED HYDRO, INC.


                                By: /s / Patrick J. Danna
                                    --------------------------------------
                                    Patrick J. Danna
                                    Vice President, Controller and Treasurer
















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                                  Exhibit Index
                                  -------------

Exhibit No.         Description
-----------         -----------

    (1) Agreement of Merger, dated as of July 1, 1996, by and among Consolidated Hydro Maine, Inc., CHI Universal, Inc., Consolidated Hydro, Inc., Ridgewood Maine Hydro Corporation and Ridgewood Maine Hydro Partners, L.P.

     (2) Letter Agreement, dated November 15, 1996, amending Agreement of Merger, dated as of July 1, 1996, by and among Consolidated Hydro Maine, Inc., CHI Universal, Inc., Consolidated Hydro, Inc., Ridgewood Maine Hydro Corporation and Ridgewood Maine Hydro Partners, L.P.

      (3) Letter Agreement, dated December 3, 1996, amending Agreement of Merger, dated as of July 1, 1996, by and among Consolidated Hydro Maine, Inc., CHI Universal, Inc., Consolidated Hydro, Inc., Ridgewood Maine Hydro Corporation and Ridgewood Maine Hydro Partners, L.P.





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